Government Money Market Fund A series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2010

Class: Institutional Class Class N Class S	Ticker: CNIXX CNGXX CNFXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2010, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

Government Money Market Fund

INVESTMENT GOAL

The Government Money Market Fund (“Government Money Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund. You pay no transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class S
Management Fees		0.26%		0.26%		0.26%
Distribution (12b-1) Fee		None		0.50%		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses(1)	0.11%		0.09%		0.09%
Total Other Expenses		0.36%		0.34%		0.34%
Total Annual Fund Operating Expenses		0.62%		1.10%		1.10%

(1)
The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (Other Fund Expenses have been restated to reflect current fees and do not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009). In April 2009, the Board of Trustees determined not to renew the Fund’s participation in the Treasury Guarantee Program.  As a result, the Fund did not pay the Treasury Department the additional amount required to continue participating in the Treasury Guarantee Program through September 18, 2009.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$63	$199	$346	$774
Class N	$112	$350	$606	$1,340
Class S	$112	$350	$606	$1,340

PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund purchases liquid, high quality, short-term U.S. Government bonds and notes. The Fund invests at least 80% of its assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations.

Please review the Fund’s prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

CNI CHARTER FUNDS | PAGE 2

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. In addition, the Fund is subject to the risk that its fixed income investments may underperform other fixed income investments or the market as a whole.

Issuers – The Fund may not be able to maintain a $1.00 NAV if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the adviser’s skill in making appropriate investments. As a result, the Fund may underperform relative to the money market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Institutional Class shares based on a calendar year.

Best Quarter 1.33% Q1 2001	Worst Quarter 0.01% Q4 2009

This table shows the Government Money Fund’s average annual total returns for the periods ending December 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class	0.09%	2.70%	2.47%	04/03/2000
Class N	0.06%	2.51%	2.34%	06/21/1999
Class S	0.03%	2.35%	2.16%	10/06/1999

CNI CHARTER FUNDS | PAGE 3

INVESTMENT MANAGER

City National Asset Management, Inc.

PURCHASE AND SALE OF FUND SHARES

The shares of the Government Money Fund are offered only through approved broker-dealers or authorized financial institutions (each an “Authorized Institution”). Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank.

The Government Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CNI-SM-002-0100

CNI CHARTER FUNDS | PAGE 4